Exhibit 10.30

June 17, 2009

Haights Cross Operating Company
Haights Cross Communications, Inc.
10 New King Street
White Plains, NY 10604
Attn:       Mr. Paul Crecca
President and Chief Executive Officer

Dear Mr. Crecca:

Reference is made (i) to the Credit Agreement dated as of August 15, 2008, as amended (the “Existing Credit Agreement”) among Haights Cross Operating Company (“you” or the “Company”), Haights Cross Communications, Inc. (“Holdings”), the other guarantors party thereto from time to time (collectively with Holdings, the “Guarantors”), the lenders party thereto from time to time, and DDJ Capital Management, LLC, as administrative agent and collateral agent for such lenders (“DDJ” or the “Agent”), and (ii) to the Fourth Forbearance Agreement and Amendment No. 1 to Credit Agreement dated as of May 7, 2009, as amended, including, without limitation, as amended by that certain Letter Agreement dated as of June 5, 2009, each by and among the Company, the Guarantors, the Agent and the lenders party thereto.  Attached as Exhibit A hereto is a term sheet dated the date hereof (the “Term Sheet”) describing the terms of a proposed restructuring of certain obligations of the Company, Holdings and the other Guarantors, including, without limitation, the obligations of the Company, Holdings and the other Guarantors under the Existing Credit Agreement (the “Restructuring”).  This letter is referred to herein as this “Commitment Letter.”  Each capitalized term used but not defined herein has the meaning assigned to such term in the Term Sheet.

Subject to the terms and conditions set forth below and in the Term Sheet, DDJ, on behalf of certain funds and/or accounts managed and/or advised by it (collectively, the “DDJ Lenders”), and Regiment Capital Special Situations Fund IV, L.P. (“Regiment” and together with the DDJ Lenders, each a “Lender” and collectively, the “Lenders”), hereby commit to enter into an Amended and Restated Credit Agreement with the Company, Holdings and the other Guarantors providing for $55,862,000 aggregate principal amount of first-out term A loans (the “Term A Loans”), and $56,818,000 aggregate principal amount of last-out term B loans (the “Term B Loans”).  In connection therewith, in addition to all other conditions precedent set forth herein and in the Term Sheet, the commitment of the Agent and each Lender to enter into the Amended and Restated Credit Agreement on the Effective Date is subject to the following conditions, each of which shall be satisfied on or before the Effective Date:  (i) the Company shall have made the Term Loan Paydown (as set forth in the Term Sheet) to the Paydown Lenders (as set forth in the Term Sheet), (ii) the Company shall have repurchased from the Noteholder Lenders $27,475,000 principal amount of Senior Notes (the “Repurchase”) for the Repurchase Consideration described in the Term Sheet, and (iii) Holdings shall have consummated the offer to exchange shares of common stock of Holdings for Discount Notes (the “Exchange Offer”) in accordance with the terms of Holdings’ Private Offer to Exchange and Consent Solicitation dated June 8, 2009 and the related exchange and amendment documents described therein (the “Exchange Offer Documents”).  In connection with the closing of the Restructuring:  (x) each Paydown Lender agrees to accept the portion of the Term Loan Paydown allocated to such Paydown Lender as described in the Term Sheet;

Haights Cross Restructuring Commitment Letter

Haights Cross Operating Company
June 17, 2009

(y) the Noteholder Lenders agree to sell to the Company $27,475,000 principal amount of Senior Notes for the Repurchase Consideration described in the Term Sheet; and (z) each Lender consents to the consummation by Holdings of the Exchange Offer provided that (A) not less than 90% of the Discount Notes (or such lesser percentage as may be approved in writing by the Agent and each Lender, in each case, in its sole discretion) are tendered pursuant to the Exchange Offer and (B) there are no amendments, modifications or waivers with respect to the terms of the Exchange Offer as set forth in the Exchange Offer Documents, other than such amendments, modifications or waivers as may be approved in writing by the Agent and each Lender, in each case, in its reasonable discretion.  Notwithstanding anything to the contrary set forth herein, Holdings, the Company and each Lender hereby acknowledges that each of Crystal Capital Onshore Warehouse LLC and Crystal Capital Fund, L.P. (collectively, the “Crystal Entities”) are not committing to enter into the Amended and Restated Credit Agreement or any of the other Definitive Restructuring Transaction Documents (as defined below), and are each executing this Commitment Letter solely to evidence the agreement of each such Crystal Entity to accept its respective allocation of the Term Loan Paydown as set forth in the Term Sheet.

This Commitment Letter and the Term Sheet are not meant to be, and shall not be construed as, an attempt to define all of the terms and conditions of the Restructuring Transactions (as defined below), which terms and conditions shall be set forth in the definitive documents to be agreed upon by the Company, the Agent and each Lender in accordance with the terms and conditions set forth in this Commitment Letter and the Term Sheet (the “Definitive Restructuring Transaction Documents”).  The Restructuring, the establishment of the Term A Loans and the Term B Loans, the Term Loan Paydown, the Repurchase, the Exchange Offer and all related transactions are collectively referred to herein as the “Restructuring Transactions”.  For the avoidance of doubt, the obligations of each Lender and each Crystal Entity hereunder and under the Definitive Restructuring Transaction Documents are several and not joint such that no Lender, nor any Crystal Entity, shall be liable to you or any other Person for the failure of the Agent, any Lender or any Crystal Entity to fulfill any of its obligations under this Commitment Letter.

The obligations of the Agent and each Lender to enter into the Definitive Restructuring Transaction Documents and consummate the Restructuring Transactions shall be subject to each of the conditions set forth in the Term Sheet and in the Definitive Restructuring Transaction Documents (provided that the conditions set forth in the Definitive Restructuring Transaction Documents shall not be inconsistent with or materially more burdensome than the conditions to closing contemplated herein and in the Term Sheet).  Notwithstanding anything to the contrary contained in this Commitment Letter, it shall be a condition to the Company’s, Holdings’, each Guarantor’s and each Lender’s entering into the Definitive Restructuring Transaction Documents that the Company, Holdings, each Guarantor, Agent and each Lender shall have entered into the Definitive Restructuring Transaction Documents.

As consideration for the commitments and agreements of the Lenders and the Crystal Entities hereunder, you agree to cause to be paid the fees described in the Term Sheet when due and payable in accordance with the Term Sheet.  The Commitment Fee due any Lender or either Crystal Entity shall be refundable in the event that such Lender or such Crystal Entity shall breach its obligations under this Commitment Letter in bad faith.

Haights Cross Restructuring Commitment Letter

Haights Cross Operating Company
June 17, 2009

By acceptance of this Commitment Letter, the Company agrees to reimburse and pay all reasonable and documented out-of-pocket fees and expenses (including reasonable fees, time charges and expenses of attorneys for each Lender, each Crystal Entity and the Agent) incurred by each Lender, each Crystal Entity, the Agent and their outside legal advisors before or after the date hereof in connection with the Restructuring Transactions, whether or not the Restructuring Transactions are consummated and irrespective of whether or not this Commitment Letter expires in accordance with its terms (as set forth below), including without limitation, those reasonable fees and expenses incurred in connection with the preparation, negotiation, execution and enforcement of this Commitment Letter, the Term Sheet, the Definitive Restructuring Transaction Documents and any other documentation contemplated hereby or thereby.  Fees and expenses incurred after the date of execution and delivery of the Definitive Restructuring Transaction Documents shall be reimbursable by the Company as set forth in the Definitive Restructuring Transaction Documents.

The Company agrees, whether or not the Restructuring Transactions are consummated and irrespective of whether or not this letter expires in accordance with its terms (as set forth below), to indemnify and hold harmless the Agent, each Lender, each Crystal Entity and each of their respective affiliates (including affiliated funds), directors, partners, members, officers, employees, advisers, managers and agents (each an “Indemnified Party”) from and against (and will reimburse each Indemnified Party upon demand accompanied by an invoice) any and all losses, claims, damages, liabilities and reasonable and documented out-of-pocket costs and expenses (including without limitation, all reasonable and documented fees and expenses of counsel for such Indemnified Party) that are actually incurred by or awarded against any Indemnified Party (collectively, the “Claims”), in each case arising out of or in connection with this Commitment Letter, the Term Sheet, and the Restructuring Transactions or any related transaction, except (i) for any Claims that are solely among Indemnified Parties; and (ii) to the extent that, as to any Indemnified Party, such Claims are found in a final judgment by a court of competent jurisdiction to have resulted primarily from such Indemnified Party’s own gross negligence or willful misconduct or bad faith.  In the case of any investigation, litigation or proceeding to which the indemnity in this paragraph applies, such indemnity shall be effective whether or not such investigation, litigation or proceeding is brought by any Loan Party, its shareholders or its creditors or an Indemnified Party and whether or not the Restructuring Transactions are consummated.  One or more of the Indemnified Parties will promptly notify the Company upon receipt of written notice of any Claims or threat to institute a Claim (provided, however, that the failure to so notify the Company shall not relieve the Company from any obligation or liability except to the extent the Company is actually materially prejudiced by such failure).  If and to the extent the foregoing obligations are unenforceable for any reason or are insufficient to hold any Indemnified Party fully indemnified, the Company agrees to make the maximum contribution to the payment and satisfaction of such obligations that is permissible under applicable law.  The Company further agrees that no Indemnified Party shall have any liability to it or any of its subsidiaries on any theory of liability for any special, indirect, consequential or punitive damages arising out of, or in any way related to, or in connection with the Commitment Letter, the Term Sheet and the Restructuring Transactions.

Haights Cross Restructuring Commitment Letter

Haights Cross Operating Company
June 17, 2009

This Commitment Letter is issued solely to the Company and may not be assigned or otherwise transferred to, or enforced by, any other person without the prior written consent of the Agent and each Lender.  This Commitment Letter (including the Term Sheet) may not be disclosed by Company to any person other than:  (i) to Company’s officers, directors, shareholders, employees, legal and financial advisors or affiliates, in each case, to whom Company deems it reasonably necessary to disclose this Commitment Letter (and/or the Term Sheet) for the purpose of evaluating and consummating the Restructuring Transactions; (ii) to Monarch Alternative Capital, L.P. (“Monarch”) and its legal advisors to the extent reasonably necessary to disclose this Commitment Letter (and/or the Term Sheet) for the purpose of permitting Monarch to evaluate the Restructuring Transactions; and/or (iii) as required for compliance with applicable disclosure obligations pursuant to Company’s Securities and Exchange Commission Filings or applicable law.  Further, any party to whom this Commitment Letter (and/or the Term Sheet) is disclosed (including, without limitation, Monarch) must also agree to be bound by the disclosure limitations described herein and shall be specifically prohibited from using this Commitment Letter (and/or the Term Sheet) for soliciting or engaging in discussions (unsolicited or otherwise) involving any alternative transaction of any kind other than the transaction contemplated herein.

The Agent, the Lenders and the Crystal Entities agree that this Commitment Letter (including the Term Sheet) is for confidential use and may not be disclosed to any other person without the prior written consent of the Company other than to their respective members, officers, directors, shareholders, employees, legal and financial advisors or affiliates, in each case, to whom the Agent, the Lenders or the Crystal Entities deem it reasonably necessary to disclose this Commitment Letter (and/or Term Sheet) or as required for compliance with applicable law.  Further, any party to whom this Commitment Letter (and/or the Term Sheet) is disclosed by the Agent, the Lenders or the Crystal Entities must also agree to be bound by the disclosure limitations described herein.

The terms of this Commitment Letter (including the Term Sheet) may not be modified or otherwise changed except pursuant to a written agreement signed by the Agent, each Lender, each Crystal Entity and the Company.  This Commitment Letter shall be governed by and construed in accordance with the internal laws of the Commonwealth of Massachusetts.  This Commitment Letter may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one instrument.  This Commitment Letter (including the Term Sheet) sets forth the entire agreement and understanding between the Company, the Agent, the Lenders and the Crystal Entities and supersedes all prior agreements and understandings relating to the subject matter hereof.

The preceding six paragraphs, and the compensation, reimbursement, indemnification and confidentiality provisions contained in the Term Sheet and any other provision herein or therein which by its terms expressly survives the termination of this Commitment Letter shall remain in full force and effect regardless of whether the Definitive Restructuring Transaction Documents shall be executed and delivered and notwithstanding the termination of this Commitment Letter or the commitments hereunder, provided that upon closing of the Restructuring Transactions, the indemnification provisions contained herein shall be superseded by any indemnification set forth in the Definitive Restructuring Transaction Documents.

Haights Cross Restructuring Commitment Letter

Haights Cross Operating Company
June 17, 2009

This Commitment Letter shall expire at 6:00 p.m. eastern daylight time on June 17, 2009, unless on or prior to such time: (i) the Company has executed this Commitment Letter and has returned it to the Agent (which may be by facsimile transmission) and (ii) the Agent (or its designees) shall have received the Retainer (as set forth in the Term Sheet).  Thereafter, each Lender’s commitment to enter into the Definitive Restructuring Transaction Documents, and each Crystal Entity’s commitment to accept its allocation of the Term Loan Paydown, in each case on the terms set forth in the Commitment Letter (including those in the Term Sheet), will automatically expire at 6:00 p.m. eastern daylight time on July 16, 2009, unless the Definitive Restructuring Transaction Documents shall have been executed and delivered prior to such date.  In addition, in accordance with the Term Sheet, it is acknowledged and agreed by the Company that the Company shall pay to the Lenders and the Crystal Entities (or their designees) the Commitment Fee and the Closing Fee (as set forth in the Term Sheet) on the dates and in the amounts set forth in the Term Sheet.

EACH OF THE COMPANY, THE AGENT, EACH LENDER AND EACH CRYSTAL ENTITY HEREBY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY SUIT, ACTION, PROCEEDING, CLAIM OR COUNTERCLAIM BROUGHT BY OR ON BEHALF OF ANY PARTY RELATED TO OR ARISING OUT OF THIS COMMITMENT LETTER (AND/OR THE TERM SHEET) EXECUTED BY THE COMPANY IN CONNECTION HEREWITH, THE TRANSACTIONS CONTEMPLATED HEREBY OR THE PERFORMANCE OF SERVICES HEREUNDER.

Haights Cross Restructuring Commitment Letter

If this letter accurately reflects your understanding with respect to the matters set forth herein, please execute and return the enclosed copy hereof.

AGENT

DDJ CAPITAL MANAGEMENT, LLC, as administrative and collateral agent

By:	/s/ James R. Kime
Name: James R. Kime
Title: Authorized Signatory

By:	/s/ Elizabeth B. Duggan
Name: Elizabeth B. Duggan
Title: Authorized Signatory

Haights Cross Restructuring Commitment Letter

CRYSTAL ENTITIES

Crystal Capital Onshore Warehouse LLC

As duly authorized: Crystal Capital Fund Management, L.P. as designated manager

By: Crystal Capital Fund Management GP, LLC, its General Partner

By:	/s/ Michael L. Prette
Name: Michael L. Prette
Title: Managing Director

Crystal Capital Fund, L.P.

By: Crystal Capital GP, LLC, its General Partner

By:	/s/ Michael L. Prette
Name: Michael L. Prette
Title: Managing Director

Haights Cross Restructuring Commitment Letter

LENDERS

Regiment Capital Special Situations Fund IV, L.P. (“Fund”)

By: Regiment Capital IV GP, L.P. (“GPLP”), the Fund’s General Partner

By: Regiment Capital IV GP, LLC, General Partner of GPLP

By:	/s/ Richard Miller
Name: Richard Miller
Title: Managing Director

Haights Cross Restructuring Commitment Letter

LENDERS

GMAM Investment Funds Trust II, for the account of the Promark Alternative High Yield Bond Fund (Account No. 7M2E)

By: DDJ Capital Management, LLC, on behalf of GMAM Investment Funds Trust II, for the account of the Promark Alternative High Yield Bond Fund, in its capacity as investment manager

By:	/s/ James R. Kime
Name: James R. Kime
Title: Authorized Signatory

By:	/s/ Elizabeth B. Duggan
Name: Elizabeth B. Duggan
Title: Authorized Signatory

GMAM Investment Funds Trust

By: DDJ Capital Management, LLC, on behalf of GMAM Investment Funds Trust, in its capacity as investment manager

By:	/s/ James R. Kime
Name: James R. Kime
Title: Authorized Signatory

By:	/s/ Elizabeth B. Duggan
Name: Elizabeth B. Duggan
Title: Authorized Signatory

DDJ Capital Management Group Trust

By: DDJ Capital Management, LLC, as attorney-in-fact

By:	/s/ James R. Kime
Name: James R. Kime
Title: Authorized Signatory

By:	/s/ Elizabeth B. Duggan
Name: Elizabeth B. Duggan
Title: Authorized Signatory

Haights Cross Restructuring Commitment Letter

LENDERS

Stichting Pensioenfonds Hoogovens

By: DDJ Capital Management, LLC, on behalf of Stichting Pensioenfonds Hoogovens, in its capacity as Manager

By:	/s/ James R. Kime
Name: James R. Kime
Title: Authorized Signatory

By:	/s/ Elizabeth B. Duggan
Name: Elizabeth B. Duggan
Title: Authorized Signatory

DDJ High Yield Fund

By:	DDJ Capital Management, LLC,
its attorney-in-fact

By:	/s/ James R. Kime
Name: James R. Kime
Title: Authorized Signatory

By:	/s/ Elizabeth B. Duggan
Name: Elizabeth B. Duggan
Title: Authorized Signatory

Caterpillar Inc. Master Retirement Trust

By: DDJ Capital Management, LLC, on behalf of Caterpillar Inc. Master Retirement Trust, in its capacity as investment manager

By:	/s/ James R. Kime
Name: James R. Kime
Title: Authorized Signatory

By:	/s/ Elizabeth B. Duggan
Name: Elizabeth B. Duggan
Title: Authorized Signatory

Haights Cross Restructuring Commitment Letter

LENDERS

J.C. Penney Corporation, Inc. Pension Plan Trust

By: DDJ Capital Management, LLC, on behalf of J.C. Penney Corporation, Inc. Pension Plan Trust, in its capacity as investment manager

By:	/s/ James R. Kime
Name: James R. Kime
Title: Authorized Signatory

By:	/s/ Elizabeth B. Duggan
Name: Elizabeth B. Duggan
Title: Authorized Signatory

Stichting Bewaarder Interpolis Pensioenen Global High Yield Pool

By: Syntrus Achmea Asset Management, as asset manager

By: DDJ Capital Management, LLC, as subadviser

By:	/s/ James R. Kime
Name: James R. Kime
Title: Authorized Signatory

By:	/s/ Elizabeth B. Duggan
Name: Elizabeth B. Duggan
Title: Authorized Signatory

Stichting Pensioenfonds Metaal en Techniek

By: DDJ Capital Management, LLC, in its capacity as Manager

By:	/s/ James R. Kime
Name: James R. Kime
Title: Authorized Signatory

By:	/s/ Elizabeth B. Duggan
Name: Elizabeth B. Duggan
Title: Authorized Signatory

Haights Cross Restructuring Commitment Letter

LENDERS

DDJ Total Return Loan Fund, L.P.

By: GP Total Return, LP, its General Partner
By: GP Total Return, LLC, its General Partner
By: DDJ Capital Management, LLC, Manager

By:	/s/ James R. Kime
Name: James R. Kime
Title: Authorized Signatory

By:	/s/ Elizabeth B. Duggan
Name: Elizabeth B. Duggan
Title: Authorized Signatory

General Motors Welfare Benefit Trust (VEBA)

State Street Bank and Trust Company, solely in its capacity as Trustee for General Motors Welfare Benefit Trust (VEBA) as directed by DDJ Capital Management, LLC, and not in its individual capacity

By:	/s/ Aaron J. Paulin
Name: Aaron J. Paulin
Title: Vice President

By:
Name:
Title:

Haights Cross Restructuring Commitment Letter

AGREED AND ACCEPTED
ON JUNE 17, 2009:

HAIGHTS CROSS COMMUNICATIONS, INC.

By:	/s/ Paul J. Crecca
Name: Paul J. Crecca
Title: President and Chief Executive Officer

HAIGHTS CROSS OPERATING COMPANY

By:	/s/ Paul J. Crecca
Name: Paul J. Crecca
Title: President and Chief Executive Officer

Haights Cross Restructuring Commitment Letter

EXHIBIT A

See attached Term Sheet

Haights Cross Restructuring Commitment Letter

Haights Cross Operating Company and Haights Cross Communications, Inc.
Restructuring Transaction Term Sheet
Summary of Indicative Terms and Conditions
June 17, 2009

Existing Debt:
Credit Agreement (as amended, the “Credit Agreement”) dated as of August 15, 2008 by and among Haights Cross Operating Company, as Borrower, the guarantors party thereto from time to time, the lenders party thereto from time to time (the “Existing Lenders”), and DDJ Capital Management, LLC, as Administrative Agent (the “Agent”).  Capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Credit Agreement.

The Indenture (the “Senior Notes Indenture”) dated as of August 20, 2003 among Haights Cross Operating Company, as issuer, each of the guarantors party thereto and Wells Fargo Bank Minnesota, N.A., as trustee (the “Trustee”), with respect to the 11 ¾% Senior Notes due 2011 (the “Senior Notes”).

The Indenture (the “Discount Note Indenture”) dated as of February 2, 2004 between Haights Cross Communications, Inc., as issuer, and the Trustee, as trustee, with respect to the 12 ½% senior discount notes (the “Discount Notes”).

Borrower:	Haights Cross Operating Company.

Holdings:	Haights Cross Communications, Inc.

Guarantors:	Holdings and all of its direct and indirect domestic subsidiaries.

Lenders:
The institutions party to the Restructured Loan Documentation (as defined below) as the continuing lenders thereunder; provided that the “Lenders” shall not include the Crystal Entities (as described below).

Effective Date:	The date on which the Restructuring Transactions shall become effective.

Documentation and Other Costs:
Counsel to the Agent will prepare all documentation and the Borrower will pay all reasonable legal fees and other expenses of the Lenders, the Agent and the Crystal Entities regardless of whether the restructuring transactions contemplated hereby are consummated. Upon execution and delivery of the Commitment Letter (as defined below), the Borrower will deposit an initial $75,000 advance deposit (the “Retainer”) with Agent or its designees to be applied to the fees and expenses payable under the Commitment Letter.  The Borrower shall be responsible for any fees and expenses payable under the Commitment Letter not covered by the Retainer; any unused Retainer amounts shall be refunded to the Borrower. For the avoidance of doubt, the Borrower shall remain responsible for any fees and expenses payable under the Credit Agreement and, without duplication, the Restructured Loan Documentation.

Haights Cross Operating Company and Haights Cross Communications, Inc.
Restructuring Transaction Term Sheet
Summary of Indicative Terms and Conditions
June 17, 2009

Restructuring Transactions:
The Restructuring Transactions shall include the following components (the order of the steps to be finalized upon review of counsel to the Borrower and the Lenders but it is intended that they shall be consummated substantially simultaneously):

(i)       On the Effective Date, the Borrower shall make a $17,500,000 cash principal payment (the “Term Loan Paydown”) in respect of the existing term loans; thereby reducing the aggregate principal balance of the existing term loans from $108,200,000 to $90,700,000.  The Term Loan Paydown shall be allocated to certain of the Existing Lenders (the “Paydown Lenders”) as described below:

a.    $12,500,000 shall be remitted to Crystal Capital Onshore Warehouse LLC and Crystal Capital Fund, L.P. (the “Crystal Entities”), to fully repay the existing term loans held by the Crystal Entities;

b.    $4,107,653.38 shall be remitted to Regiment Capital Special Situations Fund IV, L.P. (“Regiment”), to reduce the principal balance of the existing term loans held by Regiment from $50,000,000 to $45,892,346.62; and

c.    $892,346.62 shall be remitted to certain Existing Lenders that are managed and/or advised by DDJ Capital Management, LLC and that do not hold Senior Notes (the “DDJ Non-NoteholderEntities”), to reduce the aggregate principal balance of the existing term loans held by the DDJ Non-Noteholder Entities from $10,862,000 to $9,969,653.38.

The Paydown Lenders reserve the right to reallocate the Term Loan Paydown among the Paydown Lenders in such manner as shall be agreed upon by each Paydown Lender, in its discretion; provided that (x) the Borrower shall not have the right to object to any reallocation of the Term Loan Paydown among the Paydown Lenders, (y) the aggregate amount of the Term Loan Paydown shall not exceed $17,500,000, and (z) each Paydown Lender agrees that, in the event the Paydown Lender’s do not reach mutual agreement regarding any proposed reallocation of the Term Loan Paydown, each Paydown Lender shall accept its respective allocation of the Term Loan Paydown as set forth above.

(ii)      In conjunction with the Term Loan Paydown, on the Effective Date, the Borrower shall pay to the Existing Lenders all accrued and unpaid interest on the existing term loans through the Effective Date; provided that the Existing Lenders agree that upon the effectiveness of the Restructuring Transactions, (a) the aggregate principal amount of the existing term loans shall not include the aggregate amount of PIK Payments added to the principal amount of the existing term loans during the period commencing on the First Amendment Effective Date and ending on the Effective Date, and (b) the aggregate amount of such PIK Payments shall be forgiven.

Haights Cross Operating Company and Haights Cross Communications, Inc.
Restructuring Transaction Term Sheet
Summary of Indicative Terms and Conditions
June 17, 2009

(iii)     On the Effective Date, the Borrower shall repurchase (the “Repurchase”) 100% of the $27,475,000 principal amount of Senior Notes held by certain of the Existing Lenders (the “Noteholder Lenders”) at a 20% discount, for aggregate consideration (the “Repurchase Consideration”) consisting of interests in $21,980,000 principal amount of the new Term B Loans described in clause (iv) below.  Immediately prior to the Repurchase, Borrower shall pay to the Noteholder Lenders cash interest in respect of the Senior Notes held by the Noteholder Lenders accrued through the date of the Repurchase.

(iv)     After giving effect to the Term Loan Paydown (x) the $45,892,346.62 of existing term loans held by Regiment and the $9,969,653.38 of existing term loans held by the DDJ Non-Noteholder Entities shall be converted into new first- out term A loans in the aggregate principal amount of $55,862,000 (the “Term A Loans”), and (y) the $34,838,000 aggregate principal amount of existing term loans held by the Noteholder Lenders, together with the $21,980,000 of Repurchase Consideration, shall be converted into new last-out term B loans in the aggregate principal amount of $56,818,000 (the “Term B Loans” and together with the Term A Loans, the “Restructured Term Loans”), on terms and conditions satisfactory to the Lenders (including without limitation with respect to voting rights, payments and prepayments, application of proceeds, purchase options and bankruptcy rights).  The aggregate principal amount of Restructured Term Loans outstanding after giving effect to the transactions described in clauses (i)-(iii) above and this clause (iv) shall equal $112,680,000.

(v)     The Applicable Margin on the Term A Loans shall be equal to (a) 10.75% per annum with respect to LIBOR Loans (8.75% per annum cash pay and 2.00% per annum PIK) and (b) 9.50% per annum with respect to Base Rate Loans (7.50% per annum cash pay and 2.00% per annum PIK).  The Applicable Margin on the Term B Loans shall be equal to (a) 15.75% per annum with respect to LIBOR Loans (13.75% per annum cash pay and 2.00% per annum PIK) and (b) 14.50% per annum with respect to Base Rate Loans (12.50% per annum cash pay and 2.00% per annum PIK).  The LIBOR rate on all Restructured Term Loans shall have a 3.00% floor and the Base Rate on all Restructured Term Loans shall have a 5.25% floor, consistent with the existing Credit Agreement.

(vi)     Holdings and the Borrower shall consummate the offer to exchange shares of common stock of Holdings for Discount Notes (the “Exchange Offer”) in accordance with the terms of Holdings’ Private Offer to Exchange and Consent Solicitation dated June 8, 2009 and the related exchange and amendment documents described therein (collectively, the “Exchange Offer Documents”).

No cash payments of any kind (including any premium or fee) shall be made in connection with the Exchange Offer or any other restructuring transaction to the

Haights Cross Operating Company and Haights Cross Communications, Inc.
Restructuring Transaction Term Sheet
Summary of Indicative Terms and Conditions
June 17, 2009

holders of the Discount Notes or the holders of the Senior Notes (in such capacity) (other than reasonable fees and out of pocket expenses of one legal counsel to the holders of the Discount Notes).

Credit Agreement Documentation:
The Credit Agreement shall be amended and restated to reflect the Restructuring Transactions contemplated hereby, including without limitation:

●     additional representations, warranties and covenants appropriate to the Restructuring Transactions;
●      revised financial covenants to be tested quarterly, commencing September 30, 2009, which revised financial covenants are anticipated to be substantially as described in Schedule I hereto, to be calculated in substantially the same manner as in the existing Credit Agreement, and to include substantially the same addbacks to EBITDA as those set forth in the existing Credit Agreement, except that (x) Holdings and its Subsidiaries shall be permitted to include an additional addback to EBITDA for up to $10,000,000 of nonrecurring, one time charges and expenses directly related to the Restructuring Transactions and incurred prior to or within 90 days following the closing of the Restructuring Transactions; (y) the addback to EBITDA for nonrecurring, one-time GAAP (and non-GAAP) restructuring (or restructuring-related) charges incurred during fiscal year 2009 shall be increased to a total maximum permitted amount of $1,500,000; and (z) the Secured Leverage Ratio shall be computed without taking into account the “Cash-on-Hand Amount” and instead the “Secured Leverage Ratio” shall be redefined to mean, at any date of determination thereof, the ratio of (a) the aggregate amount of Secured Debt of Holdings and its Subsidiaries as of such date to (b) Net EBITDA for the period of four consecutive fiscal quarters ending on or most recently ended prior to such date;
●     the Credit Parties, taken as a whole, shall be obligated to maintain at all times a minimum balance of unrestricted cash (“Unrestricted Cash”) of not less than $6.5 million in the aggregate in accounts controlled by the Agent and if the aggregate amount of Unrestricted Cash as of the last Business Day of any week falls below $10 million, the Borrower shall, thereafter, provide weekly reports to the Lenders setting forth the aggregate amount of Unrestricted Cash and the accounts in which such Unrestricted Cash is maintained; and
●     in lieu of and not in addition to any prepayment fee set forth in the existing Credit Agreement, in the event Borrower elects to prepay any portion of the Restructured Term Loans prior to April 1, 2011, the Borrower shall be obligated to pay to the Lenders a prepayment fee equal in amount to:  (a) if the prepayment occurs prior to the six month anniversary of the Effective Date, 6.875% of the aggregate principal prepayments made in respect of the Term A Loans and 9.375% of the aggregate principal prepayments made in respect of the Term B Loans; (b) if the prepayment occurs after the

Haights Cross Operating Company and Haights Cross Communications, Inc.
Restructuring Transaction Term Sheet
Summary of Indicative Terms and Conditions
June 17, 2009

six month anniversary of the Effective Date but prior to twelfth month anniversary of the Effective Date, 4.00% of the aggregate principal prepayments made in respect of the Term A Loans and the Term B Loans; and (c) if the prepayment occurs after the twelfth month anniversary of the Effective Date but prior to April 1, 2011, 1.00% of the aggregate principal prepayments made in respect of the Term A Loans and the Term B Loans.

All other Loan Documents (as defined in the Credit Agreement) shall be modified as necessary and Borrower, Guarantors and other third parties reasonably necessary to effectuate the Restructuring Transactions shall enter into such other documents as are reasonably requested by the Lenders in connection with the Restructuring Transactions. Except as otherwise provided for herein, it is anticipated that the terms and provisions of the Credit Agreement will remain in effect. The amended and restated Credit Agreement, modified Loan Documents and any additional documents entered into in connection with the Restructuring Transactions are hereinafter referred to as the “Restructured Loan Documentation.”

Commitment Fee:
$550,000 (the “Commitment Fee”) will be payable to the Existing Lenders pro-rata, based on the outstanding amounts of the existing term loans prior to the Term Loan Paydown, which Commitment Fee shall be earned upon co-signing of a binding commitment letter (the “Commitment Letter”) with respect to this term sheet, and shall be due and payable on the earliest to occur of (x) the date on which 90% of the Discount Notes shall have been tendered for exchange pursuant to the Exchange Offer, (y) the date on which the Agent, the Lenders and the Borrower shall have reached substantial agreement on the Restructured Loan Documentation, or (z) the date on which (i) at least 60% of the Discount Notes shall have been tendered for exchange pursuant to the Exchange Offer, and (ii) the Company shall have consummated the exchange and refinancing transactions either (A) with the consent of the Agent and the Lenders in their discretion, or (B) with alternative financing.  Once paid, no part of the Commitment Fee shall be refundable for any reason.

Closing Fee:
$725,000 (the “Closing Fee”) will be payable as follows:  (i) $175,000 shall be paid to the Paydown Lenders based on each Paydown Lender’s proportionate share of the Term Loan Paydown; and (ii) $550,000 shall be paid to the Lenders (other than to the Noteholder Lenders in respect of the Repurchase Consideration) based on each such Lender’s proportionate share of the Restructured Term Loans (other than that portion of the Term B Loans constituting Repurchase Consideration).  The Closing Fee shall be earned and due and payable upon execution of the Restructured Loan Documentation.  Once earned, no part of the Closing Fee shall be refundable for any reason.

Sub-Agent Amendment Fee:
The Borrower shall be responsible for any fees or expenses charged by the Agent’s sub-servicer, The Bank of New York Mellon (including reasonable legal fees) in connection with the transactions contemplated hereby.

Haights Cross Operating Company and Haights Cross Communications, Inc.
Restructuring Transaction Term Sheet
Summary of Indicative Terms and Conditions
June 17, 2009

Restructuring Transaction Milestone:
On or before July 9, 2009 (the “Milestone Achievement Date”), holders of not less than 90% of the outstanding Discount Notes shall have tendered their Discount Notes pursuant to the Exchange Offer.  The Milestone Achievement Date may be modified with the written consent of the Agent and each Lender.

Conditions Precedent To Effectiveness:
Prior to or concurrently with the effectiveness of the Restructuring Transactions, the following conditions precedent shall have been satisfied:

o     The Term Loan Paydown and the Repurchase shall have been consummated (or shall be consummated substantially concurrent with the effectiveness of the Restructuring Transactions).

o     The Restructured Loan Documentation shall be satisfactory to the Lenders in their discretion (including specifically with respect to the relative rights of the holders of Term A Loans and Term B Loans) and duly executed copies of the Restructured Loan Documentation shall have been delivered by the Credit Parties.
o     No default or event of default shall exist under the Restructured Loan Documentation before and after giving effect to the Restructuring Transactions, except for (i) the defaults or events of default that constitute the Specified Forbearance Items under and as defined in that certain Fourth Forbearance Agreement and Amendment No. 1 to Credit Agreement dated as of May 7, 2009, as amended, including, without limitation, as amended by that certain Letter Agreement dated as of June 5, 2009, in each case, by and among the Company, the Guarantors, the Agent and the lenders party thereto, which shall be waived concurrently with the execution of the Restructured Loan Documentation, and (ii) any other default or event of default that is waived by the Lenders in writing in their discretion concurrently with the execution of the Restructured Loan Documentation.
o     The representations and warranties of each Credit Party under the Restructured Loan Documentation shall be true and correct in all material respects immediately prior to, and after giving effect to, the effectiveness of the Restructuring Transactions, except (i) to the extent any such representation or warranty is expressly stated to have been made as of a specific date, in which case such representation or warranty shall be true and correct in all material respects as of such date, and (ii) that any representation or warranty that is qualified as to “materiality” or “Material Adverse Effect” shall be true and correct in all respects, subject to the materiality qualification contained therein.
o     No material adverse change since December 31, 2008 with respect to (a) the business, assets, property, condition (financial or other), results of operations or prospects of the Borrower or the Guarantors (taken as a whole), (b) the validity or enforceability of any of the Restructured Loan Documentation or the rights or remedies of the Agent, the Lenders or the other secured parties thereunder, or (c) the validity, perfection or priority of the liens upon the Collateral in favor of the Agent for the benefit of the secured parties, shall have occurred.

Haights Cross Operating Company and Haights Cross Communications, Inc.
Restructuring Transaction Term Sheet
Summary of Indicative Terms and Conditions
June 17, 2009

o     The effectiveness and consummation of the Restructuring Transactions and execution and delivery of the Restructured Loan Documentation will not violate any requirement of law applicable to any Credit Party, any Lender or Agent or any agreement, indenture, instrument or other document to which any Credit Party is party or to which its assets are bound (including without limitation, the Senior Notes Indenture and the Discount Notes Indenture), and the Restructuring Transactions will not be enjoined, temporarily, preliminarily or permanently and all consents and approvals necessary for the effectiveness of the Restructured Loan Documentation, and the consummation of the transactions contemplated therein will have been obtained.
o     The Agent and Lenders shall have received all fees and expenses owed by the Credit Parties in connection with the transactions contemplated herein that are payable pursuant to the terms of the Commitment Letter, this Term Sheet or the Credit Agreement.
o     There shall not exist any action, investigation, litigation or proceeding pending or threatened in writing in any court or before any arbitrator or governmental authority seeking to enjoin or challenge the Restructuring Transactions or that could reasonably be expected to have a material adverse effect on the Credit Parties.
o     The Agent and Lenders shall have received (x) a legal opinion from Brown Rudnick LLP, counsel to the Credit Parties, with respect to the Restructuring Transactions and related matters in substantially the form of the draft opinion dated June 5, 2009 distributed by Brown Rudnick LLP to counsel for the Agent and the Lenders, and (y) certificates, organizational documents and other instruments and documents customary for this type of transaction, including an officer’s solvency certificate, board resolutions, charter documents, good standing certificates and other instruments as are necessary in the reasonable discretion of the Agent and the Lenders.
o     Holdings shall have received a fairness opinion having customary terms, conditions, assumptions and limitations from Houlihan, Lokey, Howard & Zukin Financial Advisors, Inc., and the Agent and the Lenders shall have received evidence reasonably satisfactory to them that the Restructuring Transactions are fair to Holdings and the Borrower.
o     The Exchange Offer shall have been completed and at least 90% of the Discount Notes (or, such lesser percentage of the Discount Notes as shall have been approved by the Agent and the Lenders in their discretion) shall have been tendered for exchange pursuant thereto.
o     Such other conditions as are customary for the Restructuring Transactions or deemed by the Agent or Lenders to be appropriate for this specific transaction, not inconsistent with those set forth herein.

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